Tortoise Energy Infrastructure Corp
Consolidated Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 97.0%	Shares	Value
United States Crude Oil Pipelines - 3.3%(a)
Plains GP Holdings, L.P.	727,985	12,521,342

United States Natural Gas Gathering/Processing - 12.4%
Antero Midstream Corp.	416,324	5,578,741
EnLink Midstream LLC	520,687	6,420,071
Hess Midstream Partners LP	979,135	33,378,712
Kinetik Holdings, Inc.	54,924	1,939,916
		47,317,440

United States Natural Gas/Natural Gas Liquids Pipelines - 42.7%
Cheniere Energy, Inc.	127,233	19,746,562
DT Midstream, Inc.	55,836	3,217,829
Excelerate Energy, Inc.	57,737	906,471
Kinder Morgan, Inc.	1,179,240	20,506,984
New Fortress Energy, Inc.	176,000	6,186,400
NextDecade Corp.(a)	443,864	2,037,336
ONEOK, Inc.	286,738	21,539,759
Targa Resources Corp.	423,507	41,605,328
The Williams Companies, Inc.	1,339,350	48,136,238
		163,882,907

United States Renewables and Power Infrastructure - 38.6%
AES Corp.	708,155	10,763,956
Ameren Corp.	102,867	7,323,102
Atlantica Sustainable Infrastructure Plc	410,394	7,370,676
Clearway Energy, Inc.	623,982	13,602,808
CMS Energy Corp.	250,513	14,371,931
Constellation Energy Corp.	128,894	21,712,193
DTE Energy Co.	72,688	7,875,745
NextEra Energy Partners LP	512,107	14,067,579
NextEra Energy, Inc.	254,977	14,072,181
Sempra Energy	519,456	36,673,593
		147,833,764
TOTAL COMMON STOCKS (Cost $416,863,411)		371,555,453

MASTER LIMITED PARTNERSHIPS - 27.0%	Units	Value
United States Natural Gas Gathering/Processing - 5.1%
Western Midstream Partners LP	583,326	19,512,255

United States Natural Gas/Natural Gas Liquids Pipelines - 12.4%
Energy Transfer LP	1,879,085	27,509,805
Enterprise Products Partners LP	729,194	20,016,375
		47,526,180

United States Refined Product Pipelines - 9.5%
MPLX LP	947,355	36,416,326
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $62,223,996)		103,454,761

PRIVATE INVESTMENTS - 3.8%	Units	Value
United States Renewables - 3.8%
TK NYS Solar Holdco LLC(b)(c)(d)	N/A	14,383,796
TOTAL PRIVATE INVESTMENTS (Cost $50,141,470)		14,383,796

PREFERRED STOCK - 1.3%	Units	Value
United States Natural Gas Gathering/Processing - 1.3%
EnLink Midstream Partners, 9.76% (3 mo. Term SOFR + 4.37%), Perpetual	51,000	4,967,400
TOTAL PREFERED STOCK (Cost $5,100,000)		4,967,400

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 5.25%(e)	353,193	353,193
TOTAL SHORT-TERM INVESTMENTS (Cost $353,193)		353,193

TOTAL INVESTMENTS - 129.2% (Cost $534,682,070)		$494,714,603
Other Assets in Excess of Liabilities – 0.4%		1,438,967
Credit Facility Borrowings - (7.1)%		(27,300,000)
Senior Notes - (13.2)%		(50,333,333)
Mandatory Redeemable Preferred Stock at Liquidation Value - (9.3)%		(35,660,610)
TOTAL NET ASSETS - 100.0%		$382,859,627

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $14,383,796 or 3.8% of net assets as of February 29, 2024.

(c)	Deemed to be an affiliate of the fund.
(d)	Restricted securities have a total fair value of $14,683,796 which represents 3.8% of net assets
(e)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 29, 2024:

Tortoise Energy Infrastructure Corp
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$371,555,453	$–	$–	$371,555,453
Master Limited Partnerships	103,454,761	–	–	103,454,761
Private Investments	–	–	14,383,796	14,383,796
Preferred Stock	–	4,967,400	–	4,967,400
Money Market Funds	353,193	–	–	353,193
Total Assets	$475,363,407	$4,967,400	$14,383,796	$494,714,603

Refer to the Schedule of Investments for industry classifications.